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Exhibit 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002

        In accordance with 18 U.S.C. 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned, in his capacity as the Chief Executive Officer and Principal Financial Officer of 4-D Neuroimaging (the "Company") hereby certifies, to the best of his knowledge on the date hereof, that the annual report on Form 10-K for the annual ended September 30, 2002 (the "Form 10-K"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the Company's financial condition at the end of such fiscal year and the Company's results of operations for such fiscal year.

/s/ D. SCOTT BUCHANAN D. Scott Buchanan Chief Executive Officer and Principal Financial Officer Dated: January 14, 2003

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002